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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): SEPTEMBER 9, 1998
                                                         -----------------


                              BLACK BOX CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                      0-18706                         95-3086563
   --------                      -------                         -----------
(State or other               (Commission                      (IRS Employer
  jurisdiction                    File                         Identification
of incorporation)                Number)                           Number)




1000 PARK DRIVE, LAWRENCE, PENNSYLVANIA                               15055
---------------------------------------                               -----
(Address of principal executive offices)                            (ZIP Code)



Registrant's telephone number, including area code:  724-746-5500
                                                     ------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.
                  -------------------------------------

                  On September 9, 1998, Black Box Corporation acquired Wakefield Electronics Group, Inc. a/k/a South Hills Datacomm ("SHD") and affiliated companies (collectively with SHD, the "SHD Companies") for an aggregate purchase price of $25,000,000 (the "SHD Acquisition"). The SHD Acquisition was accomplished by the purchase by Black Box Corporation of Pennsylvania ("BBCPA") a wholly-owned subsidiary of Black Box Corporation, of all the outstanding capital stock of Diploma, Inc., the holder, directly and indirectly, of all the outstanding capital stock of the SHD Companies ("Diploma"), from Diploma PLC, an English public limited company and the sole stockholder of Diploma. The purchase price was determined through arms-length negotiation and was financed from BBCPA's existing revolving line of credit with Mellon Bank, N.A.

                  The SHD Companies are direct marketers of computer communications and networking products with subsidiary operations in the United States, Puerto Rico and Chile.

                  The foregoing description of the SHD Acquisition is not intended to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, dated as of September 9, 1998, by and between Diploma PLC and BBCPA, which is set forth as Exhibit 2.1 to this report on Form 8-K and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                    2.1 Stock Purchase Agreement, dated as of September 9, 1998, by and between Diploma PLC and Black Box Corporation of Pennsylvania.

                    99.1     Press Release.


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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                             BLACK BOX CORPORATION
                                  (Registrant)


                             By: /S/ ANNA M. BAIRD
                                -----------------------------------------------
                                 Name:  Anna M. Baird
                                 Title: Vice President, Chief Financial Officer
                                        and Treasurer



Dated:  September 24, 1998




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                                  EXHIBIT INDEX
                                  -------------


          EXHIBIT NO.
          -----------
              2.1         Stock Purchase Agreement, dated as of
                          September 9, 1998, by and between Diploma
                          PLC and Black Box Corporation of
                          Pennsylvania.

             99.1         Press Release.